2020 Long-Term Incentive Program Denny’s Corporation Restricted Stock Unit 203 East Main Street Award Certificate Spartanburg, SC 29319 (“Grantee”), Denny’s Corporation (the “Company”) has granted to you a restricted stock unit award (the “Award”) denominated in a number of restricted stock units (the “Restricted Stock Units”). The terms and conditions relating to the Restricted Stock Units are set forth in this Award Certificate. The Restricted Stock Units are rights that entitle you to earn shares of the Company’s $0.01 par value common stock (“Shares”), on a one-for-one basis. The Award is granted under the Denny’s Corporation 2017 Omnibus Incentive Plan (the “Plan”). By accepting the Award, you shall be deemed to have agreed to the terms and conditions set forth in this Award Certificate. The Restricted Stock Units will vest (become non-forfeitable) in full on May 20, 2022, subject to your continued employment with the Company through such date, unless vesting is accelerated under Section 2 or Section 3 of the attached Terms and Conditions in the event of certain employment terminations or a change in control. The number of Restricted Stock Units covered by your Award will be determined as follows:  Value of Restricted Stock Units (“Value”):  Number of Restricted Stock Units = Value/$10.701 or RSU’s2 This Award is governed by the terms of the Plan and the Program Description, and subject to the Terms and Conditions on the following page. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan. Grant Date: May 20, 2020 Jill Van Pelt Senior Vice President, Human Resources For Denny’s Corporation 1 The average closing market price per Share for the 90 days ending in the Grant Date. 2 Rounded up to nearest whole share

TERMS AND CONDITIONS 1. Vesting and Forfeiture of Award. The Award will vest and become non-forfeitable in full on May 20, 2022 (the “Regular Vesting Date”), subject to accelerated vesting under certain circumstances as provided in Section 2 and Section 3 below. Notwithstanding anything contained in the Plan to the contrary, if Grantee’s employment with the Company terminates for any reason other than as set forth in paragraph (a) or (b) of Section 2 below, Grantee shall forfeit all of Grantee’s right, title and interest in and to any unvested Restricted Stock Units as of the date of termination of employment. In addition, if Grantee’s employment is terminated by the Company for Cause, Grantee shall also forfeit any vested Restricted Stock Units that have not yet been converted to Shares. The Restricted Stock Units which vest on the Regular Vesting Date shall convert into Shares and be paid within 30 days following the Regular Vesting Date. 2. Vesting Under Certain Employment Terminations. The Award shall be subject to accelerated vesting in connection with a termination of employment under certain circumstances, as set forth below. (a) Upon Grantee’s termination of employment with the Company due to death or Disability, a pro rata portion of the Restricted Stock Units to the extent then outstanding and not previously vested will vest and become non-forfeitable (the pro rata portion shall be determined by multiplying the number of Restricted Stock Units covered by your Award by a fraction, the numerator of which is the number of days elapsed from the Grant Date to the employment termination date, and the denominator of which is 730 (as so determined, the “Pro Rata Amount”)). The vested Restricted Stock Units shall convert into Shares and be paid out as provided in Section 4. A Grantee’s employment with the Company shall be terminated upon the Grantee being Disabled. (b) In event of Grantee’s termination of employment with the Company by the Grantee due to Retirement (as defined below), the Pro Rata Amount (as defined in Section 2(a) above) of the Restricted Stock Units to the extent then outstanding and not previously vested will vest and become non-forfeitable as of the Regular Vesting Date, provided Grantee has not engaged in any Restricted Activities with a Competitor (each as defined below) prior to the Regular Vesting Date. The vested Restricted Stock Units shall convert into Shares and be paid out as provided in Section 4.2 For purposes of this Award Certificate: “Retirement” means Grantee’s voluntary resignation or termination of employment without Cause on or after attainment of age 55, provided that the sum of Grantee’s age and years of service with the Company is equal to or greater than 70. “Restricted Activities” means with respect to a Competitor, accepting employment, 2 In the event of a termination due to Retirement, the Grantee must comply with the non-competition requirement through the Regular Vesting Date in order to receive the accelerated amount. Also, settlement is delayed to the Regular Vesting Date.

serving on a board of directors or otherwise being engaged as a consultant or advisor. “Competitor” means any restaurant chain in the family dining segment, including but not limited to, IHOP, Bob Evans, Friendly’s, Cracker Barrel, Perkins, FRISCH’s Restaurants, Village Inn, Coco’s, Carrows, and Shoney’s. 3. Change in Control. Upon a Change in Control of the Company, the Restricted Stock Units to the extent then outstanding and not previously vested will vest and become non-forfeitable. Any vested Restricted Stock Units shall convert into Shares and be paid out within 30 days following the Change in Control. 4. Settlement of Restricted Stock Units. Except as otherwise provided in this Section 4 or in Section 6, vested Restricted Stock Units shall convert into Shares and be paid out within 30 days following the Regular Vesting Date (including, without limitation, in the event of Retirement). Notwithstanding the preceding sentence, to the extent any Restricted Stock Units are not subject to a “substantial risk of forfeiture (within the meaning of Section 409A of the Code), such Restricted Stock Units shall convert into Shares and be paid out on an accelerated basis within 30 days following any of the following events, to the extent necessary to comply with Section 409A of the Code: (a) Your death; (b) Your Disability; or (c) The occurrence of a Change in Control. Shares paid upon conversion of the Restricted Stock Units will be registered on the books of the Company in Grantee’s name (or in street name to Grantee’s brokerage account) as of the date of payment in uncertificated (book-entry) form. 5. Limitation of Rights. The Award does not confer to Grantee or Grantee’s beneficiary any rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with the Award. Nothing in this Award Certificate shall interfere with or limit in any way the right of the Company or any Affiliate to terminate Grantee’s employment at any time, nor confer upon Grantee any right to continue in employment of the Company or any Affiliate. From and after the Grant Date and until the earlier of (a) the time when the Restricted Stock Units become vested and are paid in accordance with this Award Certificate or (b) the time when your right to receive Shares in payment of the Restricted Stock Units is forfeited in accordance with this Award Certificate, on the date the Company pays a cash dividend (if any) to holders of Shares generally, Grantee shall be credited with cash per Restricted Stock Unit equal to the amount of such dividend. Any amounts credited pursuant to the immediately preceding sentence shall be subject to the same applicable terms and conditions (including vesting, payment and forfeitability) as apply to the Restricted Stock Units based on which the Dividend Equivalents were credited, and such amounts shall be paid in cash at the same time as the Restricted Stock Units to which they relate. 6. Payment of Taxes. Grantee will owe federal, state, and local taxes (including FICA required by law to be withheld with respect to any taxable event arising as a result of the vesting or settlement of the Award (the “Taxes”)). The withholding of Taxes shall be mandatorily satisfied by withholding from the settlement of the Restricted Stock Units a number of Shares having a fair market value equal to the amount required to be withheld for the Taxes. To the extent that prior to settlement the Grantee owes FICA, the required withholding then due shall be satisfied by reducing the number of Restricted Stock Units then outstanding by a number of Shares having a fair market value equal to the taxes then due, which shall include (a) the FICA amount then due and (b) the amount of additional income tax then due as a result of the payment of the FICA amount. In no event, however, will the fair market value of the Shares to be withheld pursuant to this Section 6 to satisfy the applicable withholding obligations exceed the minimum amount of taxes required to be withheld. Grantee’s acceptance of the Award constitutes Grantee’s acknowledgement that the Company will withhold on Grantee’s behalf a number of Shares sufficient to satisfy the Taxes (except as provided in the foregoing sentence). The obligations of the Company under this Award Certificate will be conditional on such payment of the Taxes by Grantee. 7. Restrictions on Issuance of Shares. If at any time the Compensation and Incentives Committee of the Board (the “Compensation Committee”) shall determine, in its discretion, that registration, listing or qualification of the Shares underlying the Restricted Stock Units upon any securities exchange or similar self-regulatory organization or under any foreign, federal, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the settlement of the Restricted Stock Units, the Shares will not be paid unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Compensation Committee. 8. Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Award Certificate and this Award Certificate shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Award Certificate, the provisions of the Plan shall be controlling and determinative. 9. Successors. This Award Certificate shall be binding upon any successor of the Company, in accordance with the terms of this Award Certificate and the Plan. 10. Severability. If any one or more of the provisions contained in this Award Certificate is deemed to be invalid, illegal or unenforceable, the other provisions of this Award Certificate will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included. 11. Notice. Notices and communications under this Award Certificate must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to Denny’s Corporation, 203 East Main Street, Spartanburg, SC 29319-0001, Attn: Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company. 12. Clawback or Recoupment Policy. Grantee agrees that Grantee will be subject to any compensation, clawback and recoupment policies in the Plan and that may be applicable to Grantee as an employee of the Company, as in effect from time to time and as approved by the Board of Directors, the Compensation Committee or a duly authorized committee thereof, whether or not approved before or after the Grant Date. 13. Governing Law. This Award Certificate shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law, rule or principle that might otherwise refer construction or interpretation of this Award Certificate to the substantive law of another jurisdiction. 14. Section 409A Compliance. This Award Certificate is intended to be exempt from or otherwise comply with the provisions of Section 409A of the Code. The Company may change or modify the terms of this Award Certificate without Grantee’s consent or signature if the Company determines, in its sole discretion, provided that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder.